FOR  IMMEDIATE  RELEASE

CONTACT:
BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)  577-1017,  x742

                         MATHSOFT REPORTS RECORD PROFITS

CAMBRIDGE, Mass., January 11, 1999 - MathSoft, Inc. (Nasdaq: MATH) today reported net income of approximately $1,008,000, or $0.10 per diluted share, for its fourth quarter ended December 31, 1998. This compares with net income of $755,000, or $0.08 per diluted share for the corresponding quarter of 1997. Revenues for the three months ended December 31, 1998 increased 9% totaling $7.3 million as compared with revenues of $6.7 million for the three months ended December 31, 1997.

Net income for the twelve months ended December 31, 1998 was approximately $2,220,000, or $0.22 per diluted share. This compares with a net loss of $2,128,000, or a loss of $0.24 per diluted share for the corresponding twelve months ended December 31, 1997. Revenues for the twelve months ended December 31, 1998 grew 15% totaling $24.4 million as compared with revenues of $21.2 million for the twelve months ended December 31, 1997.

"MathSoft has set new earnings records on both a quarterly and annual basis," said Charles Digate, president and CEO. "We are beginning to build some real momentum in electronic commerce and are looking forward to another year of profitable growth in 1999."

Founded in 1984, MathSoft is the provider of the broadest line of technical calculation and analytical software for business and academia. With MathSoft's products, users can deploy technical calculations and exploratory data analyses across their entire organizations. The company has more than one million users of its Mathcad, StudyWorks, S-PLUS, StatServer and Axum software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities.

Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, StatServer, StudyWorks and Mathcad are registered trademarks and the MathSoft logo is a trademark of MathSoft, Inc.

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

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)

                                     ASSETS
                                                         UNAUDITED   AUDITED
                                                          DEC 31,    DEC 31,
                                                            1998       1997
                                                         ----------  --------
CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $    5,707  $  4,134
      Accounts receivables, net . . . . . . . . . . . .       4,009     2,528
      Other receivables . . . . . . . . . . . . . . . .       1,309       944
      Inventories . . . . . . . . . . . . . . . . . . .         374       255
      Prepaid expenses. . . . . . . . . . . . . . . . .         343       234
                                                         ----------  --------
          Total current assets. . . . . . . . . . . . .      11,742     8,095
                                                         ----------  --------

PROPERTY AND EQUIPMENT, NET . . . . . . . . . . . . . .       1,262     1,549

OTHER ASSETS: . . . . . . . . . . . . . . . . . . . . .         488       168
                                                         ----------  --------

           TOTAL ASSETS . . . . . . . . . . . . . . . .  $   13,492  $  9,812
                                                         ==========  ========

               LIABILITIES AND STOCKHOLDERS' EQUITY
                                                      UNAUDITED   AUDITED
                                                       DEC 31,    DEC 31,
                                                         1998       1997
                                                      ----------  --------

CURRENT LIABILITIES. . . . . . . . . . . . . . . . .  $    7,302  $  6,225

OTHER LONG-TERM LIABILITIES. . . . . . . . . . . . .         139        92

STOCKHOLDERS' EQUITY . . . . . . . . . . . . . . . .       6,051     3,495
                                                      ----------  --------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $   13,492  $  9,812
                                                      ==========  ========


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
                          MATHSOFT, INC. AND SUBSIDIARIES
                  CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                    (UNAUDITED)

                                           THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                            DEC 31,   DEC 31,   DEC 31,    DEC 31,
                                              1998      1997      1998      1997
                                            --------  --------  --------  ---------
REVENUES:
      Software licenses. . . . . . . . . .  $  6,348  $  5,694  $ 20,839  $ 18,040
      Services and other . . . . . . . . .       945       975     3,608     3,184
                                            --------  --------  --------  ---------
          Total Revenues . . . . . . . . .     7,293     6,669    24,447    21,224
                                            --------  --------  --------  ---------

COST OF REVENUES:
      Software licenses. . . . . . . . . .       903       868     2,964     3,398
      Services and other . . . . . . . . .       333       350     1,282     1,084
                                            --------  --------  --------  ---------
          Total cost of revenues . . . . .     1,236     1,218     4,246     4,482
                                            --------  --------  --------  ---------
          Gross Profit . . . . . . . . . .     6,057     5,451    20,201    16,742
                                            --------  --------  --------  ---------

OPERATING EXPENSES:
      Sales and marketing. . . . . . . . .     2,911     2,547    10,364    10,413
      Research and development . . . . . .     1,369     1,414     4,964     5,581
      General and administrative . . . . .       776       739     2,712     2,909
                                            --------  --------  --------  ---------
          Total operating expenses . . . .     5,056     4,700    18,040    18,903
                                            --------  --------  --------  ---------

          INCOME (LOSS) FROM OPERATIONS. .     1,001       751     2,161    (2,161)

INTEREST INCOME , NET. . . . . . . . . . .        20        12        82        80
                                            --------  --------  --------  ---------
          INCOME (LOSS) BEFORE PROVISIONS
               FOR INCOME TAXES. . . . . .     1,021       763     2,243    (2,081)

PROVISION FOR INCOME TAXES . . . . . . . .        13         8        23        47
                                            --------  --------  --------  ---------
          NET INCOME (LOSS). . . . . . . .  $  1,008  $    755  $  2,220  $ (2,128)
                                            ========  ========  ========  =========


BASIC EARNINGS (LOSS) PER SHARE: . . . . .  $   0.11  $   0.08  $   0.24  $  (0.24)
                                            ========  ========  ========  =========


DILUTED EARNINGS (LOSS) PER SHARE: . . . .  $   0.10  $   0.08  $   0.22  $  (0.24)
                                            ========  ========  ========  =========




COMMON SHARES OUTSTANDING. . . . . . . . .     9,317     9,099     9,244     9,026

DILUTIVE EFFECT OF STOCK OPTIONS . . . . .       549       868       883        --


COMMON SHARES ASSUMING DILUTION. . . . . .     9,866     9,967    10,127     9,026
                                            ========  ========  ========  =========
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